Exhibit 21.1

Apache Corporation (a Delaware corporation)

Listing of Subsidiaries as of February 20, 2014

Exact Name of Subsidiary and Name under which Subsidiary does Business	Jurisdiction of Incorporation or Organization
Apache Alaska Corporation	Delaware
Apache Corporation (New Jersey)	New Jersey
Apache CR Company	Delaware
Apache Crude Oil Marketing, Inc.	Delaware
Apache Deepwater LLC	Delaware
Apache Delaware V LLC	Delaware
Texas and New Mexico Exploration LLC	Delaware
Apache Finance Louisiana Corporation	Delaware
Apache Foundation	Minnesota
Apache Gathering Company	Delaware
Apache Holdings, Inc.	Delaware
Apache International Employment Inc.	Delaware
Apache International LLC	Delaware
Apache JS Holdings, Inc.	Delaware
Apache LNG, Inc.	Delaware
Apache Louisiana Holdings LLC	Delaware
Apache Louisiana Minerals LLC	Delaware
Apache Marketing, Inc.	Delaware
Apache MEI Finance, Inc.	Delaware
Apache Midstream Enterprises, Inc.	Delaware
Apache Midstream LLC	Delaware
Apache Natural Gas Transportation Fuels LLC	Delaware
Apache North America, Inc.	Delaware
Apache Caribbean Holdings Corporation	St. Lucia
Apache Finance Australia Pty Limited	Australian Capital Territory
Apache Finance Egypt I S.a.r.l.	Luxembourg
Apache Finance Egypt II S.a.r.l.	Luxembourg
Apache Luxembourg Holdings I S.a.r.l.	Luxembourg
Apache Luxembourg Holdings II S.a.r.l.	Luxembourg
Apache Luxembourg Holdings III LDC	Cayman Islands
Apache Luxembourg Holdings VI LDC	Cayman Islands
Apache Luxembourg Holdings IV S.a. r.l.	Luxembourg
Apache New Zealand Corporation LDC	Cayman Islands
Apache Oil Corporation	Texas
Apache Overseas, Inc.	Delaware
Apache Argentina Corporation	Cayman Islands
Apache Petrolera Argentina S.A.	Argentina
Apache Asia Holdings Corporation LDC	Cayman Islands
Apache Asia Pacific Corporation LDC	Cayman Islands
Apache Asyout Corporation LDC	Cayman Islands
Apache Darag Corporation LDC	Cayman Islands
Apache East Ras Budran Corporation LDC	Cayman Islands
Apache Egypt Investment Corporation LDC	Cayman Islands
Apache Egypt Holdings I Corporation LDC	Cayman Islands
Apache Egypt Holdings II Corporation LDC	Cayman Islands
Apache Abu Gharadig Corporation LDC	Cayman Islands

Exhibit 21.1

Apache Corporation (a Delaware corporation)

Listing of Subsidiaries as of February 20, 2014

Exact Name of Subsidiary and Name under which Subsidiary does Business	Jurisdiction of Incorporation or Organization
Apache East Bahariya Corporation LDC	Cayman Islands
Apache El Diyur Corporation LDC	Cayman Islands
Apache Faiyum Corporation LDC	Cayman Islands
Apache Khalda Corporation LDC	Cayman Islands
Apache Egypt Midstream Holdings I LDC	Cayman Islands
Apache Khalda II Corporation LDC	Cayman Islands
Apache Matruh Corporation LDC	Cayman Islands
Apache Mediterranean Corporation LDC	Cayman Islands
Apache North Bahariya Corporation LDC	Cayman Islands
Apache North El Diyur Corporation LDC	Cayman Islands
Apache North Tarek Corporation LDC	Cayman Islands
Apache Qarun Corporation LDC	Cayman Islands
Apache Qarun Exploration Company LDC	Cayman Islands
Apache Shushan Corporation LDC	Cayman Islands
Apache South Umbarka Corporation LDC	Cayman Islands
Apache Umbarka Corporation LDC	Cayman Islands
Apache West Kalabsha Corporation LDC	Cayman Islands
Apache West Kanayis Corporation LDC	Cayman Islands
Apache Egypt Holdings III Corporation LDC	Cayman Islands
Apache Egypt Holdings IV Corporation LDC	Cayman Islands
Apache Egypt GP Corporation LDC	Cayman Islands
Apache EMEA Corporation LDC	Cayman Islands
Apache Exploration LDC	Cayman Islands
Apache Fertilizer Holdings Corporation LDC	Cayman Islands
Apache (TAN) Pte. Ltd.	Singapore
Apache International Holdings S.a.r.l.	Luxembourg
Apache International Finance S.a.r.l.	Luxembourg
Apache International Finance II S.a.r.l.	Luxembourg
Apache Finance Pty Limited	Australian Capital Territory
Apache Australia Management Pty Limited	Victoria, Australia
Apache Australia Holdings Pty Limited	Western Australia
Apache Canada Argentina Holdings S.a.r.l.	Luxembourg
Apache Canada Argentina Investment S.a.r.l.	Luxembourg
Apache Natural Resources Petrolera Argentina S.R.L.	Argentina
Apache Energía Argentina S.R.L.	Argentina
Petrolera LF Company S.R.L.	Argentina
Petrolera TDF Company S.R.L.	Argentina
Apache North Sea Limited	England and Wales
Apache North Sea Production Limited	England and Wales
Apache UK Investment Limited	England and Wales
Apache Beryl I Limited	Cayman Islands
Apache Beryl III Limited	England and Wales
Beryl North Sea II Limited	Cayman Islands
Apache Energy Limited	Western Australia
Apache Australia Offshore Holdings Pty Ltd	Western Australia
Apache PVG Pty Ltd	Western Australia
Apache Colombia Exploration and Production LDC	Cayman Islands

Exhibit 21.1

Apache Corporation (a Delaware corporation)

Listing of Subsidiaries as of February 20, 2014

Exact Name of Subsidiary and Name under which Subsidiary does Business	Jurisdiction of Incorporation or Organization
Apache do Brasil Exploração e Produção de Petróleo e Gás Ltda.	Brazil
Apache East Spar Pty Limited	Western Australia
Apache Fertilisers Pty Ltd	Western Australia
Apache Julimar Holdings Pty Ltd	Western Australia
Apache Julimar Pty Ltd	Western Australia
Apache Kersail Pty Ltd	Victoria, Australia
Apache LNG Pty Ltd	Western Australia
Apache Onshore Holdings Pty Ltd	Western Australia
Apache Macedon Pty Ltd	Western Australia
Apache Northwest Pty Ltd.	Western Australia
Apache Oil Australia Pty Limited	New South Wales, Australia
Apache Permits Pty Ltd	Western Australia
Ningaloo Vision Holdings Pte. Ltd.	Singapore
Northwest Jetty Services Pty Ltd	Western Australia
Apache Latin America II Corporation LDC	Cayman Islands
Apache Madera Corporation LDC	Cayman Islands
Apache Netherlands Investment B.V.	The Netherlands
Apache Suriname Corporation LDC	Cayman Islands
Apache Overseas Holdings LLC	Delaware
Apache Switzerland Holdings AG	Switzerland
Apache Kenya Holdings LLC	Delaware
Apache Kenya Limited	Kenya
Apache Overseas Holdings II, Inc.	Delaware
Onyx Acquisition Corporation LDC	Cayman Islands
Harriet (Onyx) Pty Ltd	Western Australia
Apache Permian Basin Investment Corporation	Delaware
Apache Permian Basin Corporation	Delaware
Apache Permian Exploration and Production LLC	Delaware
LeaCo New Mexico Exploration and Production LLC	Delaware
Permian Basin Joint Venture LLC (95%)	Delaware
ZPZ Delaware I LLC	Delaware
Apache Ravensworth Corporation LDC	Cayman Islands
Apache Reagan LLC	Delaware
Apache Shady Lane Ranch Inc.	Delaware
Apache Shelf Exploration LLC	Delaware
Apache Shelf, Inc.	Delaware
Apache Stoneaxe Corporation LDC	Cayman Islands
Apache Texas LLC	Delaware
Apache Texas Property Holding Company LLC	Delaware
Apache WTX Holding Company LLC	Delaware
Apache Transfer Company	Delaware
Apache UK Limited	England and Wales
Apache Lowendal Pty Limited	Victoria, Australia
Apache Well Containment LLC	Delaware
Apache West Texas Acquisition Corporation	Delaware
Apache West Texas Holdings, Inc.	Delaware
Apache Delaware Investment LLC	Delaware

Exhibit 21.1

Apache Corporation (a Delaware corporation)

Listing of Subsidiaries as of February 20, 2014

Exact Name of Subsidiary and Name under which Subsidiary does Business	Jurisdiction of Incorporation or Organization
Apache West Texas Investment LLC	Delaware
Apache Western Exploration LLC	Delaware
BLPL Holdings LLC	Delaware
CDRL Holdings LLC	Delaware
Cordillera Energy Partners III, LLC	Colorado
Granite Operating Company	Texas
CV Energy Corporation	Delaware
Clear Creek Hunting Preserve, Inc.	Wyoming
Cottonwood Aviation, Inc.	Delaware
DEK Energy Company	Delaware
Apache Canada Ltd.	Alberta, Canada
Apache Canada Chile Holdings ULC	Alberta, Canada
Apache Chile Energìa SPA	Chile
Apache Austria Investment LLC	Delaware
Apache Canada KM ULC	Alberta, Canada
Apache Canada Properties Ltd.	Alberta, Canada
Apache Canada PTP Ltd.	Alberta, Canada
Apache Canada Zama Pipeline Ltd.	Federal – Canada
Apache FC Capital Canada Inc.	Alberta, Canada
Apache FC Canada Enterprises Inc.	Alberta, Canada
KM LNG Operating Ltd.	British Columbia
Apache Finance Canada Corporation	Nova Scotia, Canada
Apache Canada Management Ltd	Alberta, Canada
Apache Canada Holdings Ltd	Alberta, Canada
Apache Canada Management II Ltd	Alberta, Canada
Apache Finance Canada III ULC	Alberta, Canada
Apache Finance Canada IV ULC	Alberta, Canada
Apache Finance Canada II Corporation	Nova Scotia, Canada
Dove Oil Corporation	Delaware
Edge Petroleum Exploration Company	Delaware
Edge Petroleum Operating Company, Inc.	Delaware
MC Beltway 8, LLC	Delaware
Miller Exploration Company	Delaware
Kitimat Development Inc.	Delaware
Phoenix Exploration Resources, Ltd.	Delaware
Texas International Company	Delaware
Wheelco Energy LLC	Delaware
ZPZ Acquisitions, Inc.	Delaware
ZPZ Delaware II LLC	Delaware
Phoenix Exploration Louisiana C LLC (75%)	Delaware
ZPZ Delaware III LLC	Delaware